Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the period ended September 27, 2009 (the “Report”) by Axesstel, Inc., (“Registrant”), each of the undersigned hereby certifies that, to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant as of and for the periods presented in the Report.

Date: November 10, 2009	/s/ H. Clark Hickock
H. Clark Hickock, Chief Executive Officer (Principal Executive Officer)

/s/ Patrick Gray
Patrick Gray, Chief Financial Officer (Principal Accounting Officer)